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                          GILFORD OAKWOOD EQUITY FUND
================================================================================


                               SEMI-ANNUAL REPORT

























================================================================================

                               For the Six Months
                              Ended June 30, 2001
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                           GILFORD OAKWOOD EQUITY FUND


July 23, 2001

Dear Fellow Shareholder:

     The market environment has been challenging throughout the first half of 2001 as it continues to maintain a torturously short term focus. Earnings disappointments have proliferated, contracting expectations and further foreshortening investor horizons. Such mentality exacerbates volatility and contributes to an atmosphere of irrationality in the marketplace. We believe it is important to "look beyond the valley" to what is expected to be a better economy ahead. Our attitude, therefore, is one of cautious optimism.

     The market this year has been buffeted by a weak economy, a downturn in corporate earnings and a technology sector that appears to be requiring longer than originally thought to resume projected rates of growth. However, the Gilford Oakwood Equity Fund ("GO Fund") remains fully diversified and owns the shares of companies which have identifiable competitive advantage, superb financial controls and excellent management. We are also presently maintaining a modest cash position in the fund to preserve the opportunity to take advantage of outstanding situations as they present themselves from time to time.

     The economic slowdown and contraction in corporate earnings have combined to disappoint common stock investors this year. For the 12 months ended June 30, 2001 the Standard and Poors 500 ("S&P 500") has declined 14.8% and is down 6.7% for the year to date. The beleaguered NASDAQ Composite, with its concentration of technology stocks, declined 45.5% in the last twelve months and is down 12.6% for the year to date.

     For the six months ended June 30, 2001 the Gilford Oakwood Equity Fund's "B" shares were down 16.2% while the "C" shares were down 16.0%. For the second quarter alone the S&P 500 was up 5.9% while the GO Fund's "B" shares were up 3.5% and the "C" shares were up 3.6%.*

     Disheartening stock market results have been accompanied by similarly disheartening economic reports. Industrial activity has declined for eight straight months and capital spending in the second quarter of 2001 was even weaker than in the prior two quarters. Manufacturing capacity utilization is at 76% and declining and unemployment is increasing. Despite this spate of negative economic news,

2
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however, it appears that the U.S. economy will avoid a recession. First quarter
Gross Domestic Product ("GDP") eked out an increase of 1.2% and, thanks to the U.S. consumer, the second quarter is likely to be about the same, once it is reported. Some corporate managements are even beginning to acknowledge that at least things are not getting any worse!

     Such preliminary signs of a trough in activity are coinciding with other good news as well. Energy prices appear to be moderating, at least for now, which should forestall any tendency for the reigniting of inflation. The Federal Reserve Board ("Fed") just made its sixth Fed Funds target rate cut in as many months and, on the fiscal side, taxpayers will be reaping the benefits of a tax cut beginning this year. Thanks to lower rates the housing market has remained strong and corporations are in the process of restructuring their balance sheets.

     If we have successfully avoided an economic recession we are definitely experiencing an earnings contraction. For 2001 S&P 500 earnings will decline 7% or so before an expected rebound next year. We also expect that the second quarter, in the process of being reported now, will represent a nadir in profits for the year.

     During the second quarter the fund moved to an underweighted position in technology as it appears that an economic recovery for many technology-based industries will be delayed until 2002 or even later. We have also repositioned the fund somewhat within the technology group, de-emphasizing commoditized businesses in favor of those which have solid business plans and the ability to generate earnings, even in a slower environment.

     The fund remains underweighted in consumer staples, reflecting our belief that these companies have reached the point where they will have limited ability to further reduce costs. The fund is also underweighted in the capital goods area, participating primarily in broadly diversified "best idea" companies for which results have been less affected by the downturn in economic activity.

     After a period of underweighting we moved closer to a market weighted position in health care in the second quarter. The attractive growth rates and stability of earnings of the major drug companies are very appealing, especially if the market experiences additional volatility. We also moved the fund to a market weighted position in utilities, expect it to benefit as that industry sorts out both its regulated and unregulated businesses. The fund continues to be approximately market weighted in consumer cyclicals, a position that should serve shareholders well in what we expect will be a consumer-led recovery in the second half of this year. During the second quarter the fund was moved from an overweighted to a market weighted position in raw materials, as we were able to realize some profits and simultaneously reduce portfolio risk. The fund is also market weighted in communications services where we prefer companies with recurring revenue streams to those on the leading edge of technology as a more risk averse way of participating in the telecommunications industry.

                                                                               3
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     The fund is modestly OVERWEIGHTED in financials, which continue to sell at very cheap historical price/earnings multiples. Additionally, we remain somewhat overweighted in the energy group as the recovering economy will allow the oil industry to continue to meet the long term worldwide increase in demand for energy by engaging in exploration activities.

     While not reflected in stock prices, we are encouraged by recent news of firming in some sectors of the economy. Given that the stock market generally anticipates future events, it may soon be discounting the better environment expected for 2002.

     Cordially,

     /s/ James M. Lyon                       /s/ Marla L. Harkness

     James M. Lyon, CFA, CIC                 Marla L. Harkness, CFA, CIC


* Past performance is no guarantee of future performance. Shares may be worth more or less than the purchase cost at the time of redemption. If shares were sold by the shareholder, a Contingent Deferred Sales Charge ("CDSC") may apply. Assuming that the maximum CDSC applies, the cumulative total return of the Class B Shares would have been -20.39% for the period January 1, 2001 through June 30, 2001. For the class C shares, cumulative total return for the period January 1, 2001 through June 30, 2001 would have been -16.87. For further information regarding the CDSC please consult the prospectus. To obtain a prospectus, please phone 800-282-2340. Distributed by Gilford Securities Incorporated, NY, NY 10022.

4
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                           GILFORD OAKWOOD EQUITY FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 90.6%
AEROSPACE/DEFENSE EQUIPMENT: 2.3%
   1,300  Boeing Co.                                                   $  72,280
                                                                       ---------
BANKING/FINANCIAL SERVICES: 9.6%
   1,700  Bank of New York Co., Inc.                                      81,600
   1,800  Citigroup, Inc.                                                 95,112
   2,100  Providian Financial Corp.                                      124,320
                                                                       ---------
                                                                         301,032
                                                                       ---------
CABLE TELEVISION: 2.8%
   1,500  Cablevision Systems Corp.*                                      87,750
                                                                       ---------
COMMUNICATION: 2.1%
   3,300  General Motors Corp. - Class H*                                 66,825
                                                                       ---------
COMPUTERS: 7.4%
   3,550  Brocade Communications Systems*                                156,164
   2,900  Dell Computer Corp.*                                            75,255
                                                                       ---------
                                                                         231,419
                                                                       ---------
CONGLOMERATES: 2.9%
   1,700  Tyco International Ltd.                                         92,650
                                                                       ---------
DRUGS & PHARMACEUTICALS: 6.9%
   1,450  America Home Products Corp.                                     84,738
   1,850  Pfizer, Inc.                                                    74,092
   1,600  Schering-Plough Corp.                                           57,984
                                                                       ---------
                                                                         216,814
                                                                       ---------
ELECTRONIC COMPONENTS-SEMICONDUCTORS: 2.3%
   1,250  Novellus Systems, Inc.*                                         70,988
                                                                       ---------
FOOD - DIVERSIFIED: 2.6%
     900  Quaker Oats Co. (The)                                           82,125
                                                                       ---------
HEALTH PRODUCTS: 2.4%
   1,500  Johnson & Johnson                                               75,000
                                                                       ---------
INSURANCE: 4.4%
   1,700  American General Corp.                                          78,965
     700  American International Group, Inc.                              60,200
                                                                       ---------
                                                                         139,165
                                                                       ---------
MEDIA: 6.1%
   1,912  AOL Time Warner, Inc.*                                         101,336
   1,700  Viacom, Inc. - Class A*                                         90,168
                                                                       ---------
                                                                         191,504
                                                                       ---------
METAL - ALUMINUM: 2.1%
   1,650  Alcoa, Inc.                                                     65,010
                                                                       ---------
MONEY CENTER BANKS: 4.8%
   1,850  J.P. Morgan Chase & Co.                                         82,510
   1,500  Mellon Bank Corp.                                               69,000
                                                                       ---------
                                                                         151,510
                                                                       ---------
OIL & GAS: 7.4%
   1,200  Schlumberger Ltd.                                               63,180
   3,000  The Williams Companies, Inc.                                    98,850
   2,100  Unocal Corp.                                                    71,715
                                                                       ---------
                                                                         233,745
                                                                       ---------
OIL & GAS - DRILLING: 3.7%
   1,650  Nabors Industries, Inc.*                                        61,380
   1,650  Noble Drilling Corp.*                                           54,038
                                                                       ---------
                                                                         115,418
                                                                       ---------
RETAIL: 3.0%
   2,000  Home Depot, Inc.                                                93,100
                                                                       ---------
SOFTWARE: 2.0%
   3,300  Oracle Corp.*                                                   62,700
                                                                       ---------
TECHNOLOGY: 5.0%
     850  NVIDIA Corp.*                                                   78,838
   3,400  Sanmina Corp.*                                                  79,594
                                                                       ---------
                                                                         158,432
                                                                       ---------
TELECOMMUNICATIONS: 3.9%
   1,350  CIENA Corp.*                                                    51,300
   2,200  Qwest Communications International, Inc.*                       70,114
                                                                       ---------
                                                                         121,414
                                                                       ---------
TELECOMMUNICATIONS - EQUIPMENT: 1.9%
   3,300  Cisco Systems, Inc.*                                            60,060
                                                                       ---------
TEXTILE APPAREL: 3.0%
   2,150  Jones Apparel Group, Inc.*                                      92,880
                                                                       ---------

5
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                           GILFORD OAKWOOD EQUITY FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

UTILITIES: 2.0%
  1,500   AES Corp.*                                                  $   64,575
                                                                      ----------
TOTAL COMMON STOCKS
  (cost $2,900,436)                                                    2,846,396
                                                                      ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 5.2%

$ 164,000   Firstar Bank Repurchase Agreement, 3.15%, dated
            06/29/2001, due 07/02/2001 [collateralized by
            $168,757 Freddie Mac, 6.25%, due 07/15/2024]
            (value of proceeds $164,043) (cost $164,000)                 164,000
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $3,064,436+): 95.8%                                            3,010,396
Other Assets less Liabilities: 4.2%                                      131,157
                                                                      ----------

NET ASSETS: 100.0%                                                    $3,141,553
                                                                      ==========

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation                              $  294,653
          Gross unrealized depreciation                                (348,693)
                                                                     ----------
               Net unrealized depreciation                           $  (54,040)
                                                                     ==========

See accompanying Notes to Financial Statements.

6
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                           GILFORD OAKWOOD EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $3,064,436) ...........   $3,010,396
  Receivables:
    Securities sold ...............................................      120,078
    Due from advisor ..............................................       15,870
    Dividends and interest ........................................          517
    Other .........................................................       14,360
  Prepaid expenses ................................................        4,808
                                                                      ----------
      Total assets ................................................    3,166,029
                                                                      ----------
LIABILITIES
  Cash overdraft ..................................................          853
  Payables:
     Distribution fees ............................................        6,002
     Administration fees ..........................................        3,822
     Shareholder servicing fees ...................................          641
     Other ........................................................       10,313
  Accrued expenses ................................................        2,845
       Total liabilities ..........................................       24,476
                                                                      ----------

NET ASSETS ........................................................   $3,141,553
                                                                      ==========

See accompanying Notes to Financial Statements.

                                                                               7
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                  GILFORD OAKWOOD EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2001 (Unaudited) - (Continued)
--------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................    $ 4,164,825
  Accumulated net investment loss ..............................        (25,182)
  Accumulated net realized loss on investments .................       (944,050)
  Net unrealized depreciation of investments ...................        (54,040)
                                                                    -----------
    Net assets .................................................    $ 3,141,553
                                                                    ===========
CLASS B
  Net assets applicable to shares outstanding ..................    $   801,022
                                                                    ===========

  Shares outstanding ...........................................         49,959
                                                                    -----------

  NET ASSET VALUE AND OFFERING PRICE PER SHARE* ................    $     16.03
                                                                    ===========
CLASS C
  Net assets applicable to shares outstanding ..................    $ 2,340,531
                                                                    ===========

  Shares outstanding ...........................................        143,259
                                                                    -----------

  NET ASSET VALUE AND OFFERING PRICE PER SHARE* ................    $     16.34
                                                                    ===========

* Redemption price per share is equal to Net Asset Value less any applicable sales charges.

See accompanying Notes to Financial Statements.

8
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                          GILFORD OAKWOOD EQUITY FUND


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ...................................................     $   9,194
    Interest ....................................................         3,240
                                                                      ---------
      Total income ..............................................        12,434
                                                                      ---------
  Expenses
    Administration fees (Note 3) ................................        22,192
    Advisory fees (Note 3) ......................................        15,037
    Transfer agent fees .........................................        10,265
    Fund accounting fees ........................................         9,369
    Distribution fees - Class B (Note 4) ........................         2,886
    Distribution fees - Class C (Note 4) ........................         8,388
    Audit fees ..................................................         7,398
    Custody fees ................................................         4,932
    Legal fees ..................................................         3,551
    Reports to shareholders .....................................         3,452
    Shareholder servicing fees - Class B (Note 5) ...............           962
    Shareholder servicing fees - Class C (Note 5) ...............         2,798
    Trustee fees ................................................         2,466
    Insurance expense ...........................................           185
    Registration expense ........................................           135
    Miscellaneous ...............................................         1,973
                                                                      ---------
      Total expenses ............................................        95,989
      Less: fees waived and expenses absorbed ...................       (58,373)
                                                                      ---------
      Net expenses ..............................................        37,616
                                                                      ---------
        NET INVESTMENT LOSS .....................................       (25,182)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ..............................      (628,680)
      Net unrealized appreciation on investments ................       151,697
                                                                      ---------
         Net realized and unrealized loss on investments ........      (476,983)
                                                                      ---------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     $(502,165)
                                                                      =========

See accompanying Notes to Financial Statements.

                                                                               9
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                           GILFORD OAKWOOD EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2001
--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED         PERIOD ENDED
                                                                     JUNE 30, 2001#       DECEMBER 31, 2000*
                                                                     --------------       ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .............................................   $   (25,182)          $   (37,673)
  Net realized loss on investments ................................      (628,680)             (315,370)
  Net unrealized appreciation (depreciation) on investments........       151,697              (205,737)
                                                                      -----------           -----------
  Net decrease in net assets resulting from operations ............      (502,165)             (558,780)
                                                                      -----------           -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class B .........................................................       200,715             1,372,165
  Class C .........................................................     1,152,846             2,387,356
Cost of shares redeemed
  Class B .........................................................            --              (410,356)
  Class C .........................................................      (491,204)               (9,024)
                                                                      -----------           -----------
  Net increase in net assets derived from
    net change in outstanding shares (a) ..........................       862,357             3,340,141
                                                                      -----------           -----------
    TOTAL INCREASE IN NET ASSETS ..................................       360,192             2,781,361

NET ASSETS
  Beginning of period .............................................     2,781,361                    --
                                                                      -----------           -----------
  END OF PERIOD ...................................................   $ 3,141,553           $ 2,781,361
                                                                      ===========           ===========

(a) A summary of capital share transactions is as follows:

CLASS B SHARES
  Shares sold .....................................................        11,535                58,431
  Shares redeemed .................................................            --               (20,007)
    NET INCREASE ..................................................        11,535                38,424
CLASS C SHARES
  Shares sold .....................................................        65,358               105,568
  Shares redeemed .................................................       (27,266)                 (401)
    NET INCREASE ..................................................        38,092               105,167

* Commenced operations on January 1, 2000 for Class C and January 21, 2000 for Class B.
#    Unaudited.

See accompanying Notes to Financial Statements.

10
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                          GILFORD OAKWOOD EQUITY FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.
--------------------------------------------------------------------------------

                                                                     CLASS B                                  CLASS C
                                                       -----------------------------------      -----------------------------------
                                                                         JANUARY 21, 2000+
                                                       SIX MONTHS ENDED       THROUGH           SIX MONTHS ENDED      YEAR ENDED
                                                        JUNE 30, 2001#   DECEMBER 31, 2000       JUNE 30, 2001#   DECEMBER 31, 2000
                                                        --------------   -----------------       --------------   -----------------
Net asset value, beginning of period ..................     $19.13            $20.00                 $19.46             $20.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .................................      (0.13)            (0.26)                 (0.13)             (0.26)
  Net realized and unrealized loss on investments......      (2.97)            (0.61)                 (2.99)             (0.28)
                                                            ------            ------                 ------             ------
Total from investment operations ......................      (3.10)            (0.87)                 (3.12)             (0.54)
                                                            ======            ======                 ======             ======

Net asset value, end of period ........................     $16.03            $19.13                 $16.34             $19.46
                                                            ======            ======                 ======             ======

Total return ..........................................     (16.20%)*          (4.35%)*              (16.03%)*           (2.70%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ..................     $  0.8            $  0.7                 $  2.3             $  2.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ............       6.37%**           7.85%**                6.39%**            7.77%
  After fees waived and expenses absorbed .............       2.50%**           2.50%**                2.50%**            2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ............      (5.54%)*          (7.25%)**              (5.57%)**          (7.17%)
  After fees waived and expenses absorbed .............      (1.67%)*          (1.90%)**              (1.68%)**          (1.90%)
  Portfolio turnover rate .............................      38.00%*           65.84%*                38.00%*            65.84%

+    Commencement of operations.
#    Unaudited.
*    Not annualized.
**   Annualized.

See accompanying Notes to Financial Statements.

                           GILFORD OAKWOOD EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Gilford Oakwood Equity Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. Gilford Oakwood Equity Fund Class B and Class C commenced operations on January 21, 2000 and January 1, 2000, respectively. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At December 31, 2000, the Fund had a capital loss carryforward of approximately $33,000, expiring December 31, 2008, available to offset future gains if any. The Fund had net realized capital losses of $282,000 during the period November 1, 2000 through December 31, 2000, which are treated for federal income tax purposes as arising during

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------

          the Fund's tax year ending December 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a first in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Oakwood Capital Management LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Fund incurred $15,037 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 2.50%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended June 30, 2001, the Advisor waived fees of $15,037 and absorbed expenses of $43,336. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $22.5 million           $45,000

     $22.5 to $50 million          0.20% of average daily net assets

     $50 to $100 million           0.15% of average daily net assets

     $100 to $150 million          0.10% of average daily net assets

     Over $150 million             0.05% of average daily net assets

     For the six months ended June 30, 2001, the Fund incurred $22,192 in administration fees.

     ICA Fund Services Corporation provides fund accounting services for the Fund. ICA Fund Services Corporation is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Gilford Securities, Incorporated (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. During the six months ended June 30, 2001, the Fund incurred $228 in commissions from redemptions of fund shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended June 30, 2001, the Fund incurred distribution fees of $2,886 and $8,388 under the plan for Class B and Class C shares, respectively.

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------

NOTE 5 - SHAREHOLDER SERVICING FEE

     The Fund has entered into a Shareholder Servicing Agreement with the Distributor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. Payments to the Distributor under the Shareholder Servicing Agreement may reimburse the Distributor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the six months ended June 30, 2001, the Fund incurred shareholder servicing fees of $962 and $2,798 under the agreement for Class B and Class C shares, respectively.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities  for the
six  months  ended  June  30,  2001,  excluding  short-term  investments,   were
$1,608,041 and $1,084,838, respectively.

================================================================================

                                     Advisor
                         OAKWOOD CAPITAL MANAGEMENT LLC
                            1901 Avenue of the Stars
                             Los Angeles, CA 90067

                                   Distributor
                            GILFORD SECURITIES, INC.
                                850 Third Avenue
                               New York, NY 10022

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 542007
                              Omaha, NE 68154-1952
                                 (866) 811-0216

                                 Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       555 South Flower Street, 23rd Floor
                             Los Angeles, CA 90071

================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.